EXHIBIT 23.1

                    Consent of Cranmore, FitzGerald & Meaney


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                    Consent of Cranmore, FitzGerald & Meaney


     We hereby consent to the reference to this firm under the caption "Legal Matters" in the Registration Statement on Form S-4 of New England Community Bancorp, Inc.



                                           /s/ Cranmore, FitzGerald & Meaney

                                           CRANMORE, FITZGERALD & MEANEY


March 25, 1996